AMENDMENT TEN TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This Amendment Ten to Amended and Restated Revolving Credit and Term Loan Agreement ("Amendment") is dated as of May 31, 2018 ("Effective Date"), between ADDVANTAGE TECHNOLOGIES GROUP, INC., an Oklahoma corporation ("Borrower") and BOKF, NA dba BANK OF OKLAHOMA ("Lender").

RECITALS

 Reference is made to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 30, 2010 (as amended from time to time, most recently by that certain Amendment Nine dated as of March 30, 2018, the "Loan Agreement"), by and between Borrower and Lender, under which currently exists (i) a $5,000,000.00 revolving line ("Line Facility"), (ii) a $2,760,000.00 term loan facility ("$2,760,000.00 Term Facility"), and (iii) a $4,000,000.00 term loan facility ("$4,000,000.00 Term Facility") (separately and collectively, the "Loan"), and pursuant to which other loan documents were executed and delivered to Lender, including without limitation the following (together with the Loan Agreement, separately and collectively, the "Loan Documents"): (a) $5,000,000.00 Promissory Note ("Existing Line Note") dated March 30, 2018 from Borrower to Lender, maturing March 29, 2019; (b) $2,760,000.00 Promissory Note ("$2,760,000.00 Term Note") dated November 20, 2006 from Borrower to Lender, maturing November 30, 2021; (c) $4,000,000.00 Promissory Note ("$4,000,000.00 Term Note") dated October 14, 2016 from Borrower to Lender, maturing October 14, 2019; (d) Security Agreements and/or Joinder Agreements from the Borrower and each of the Guarantors; (e) Guaranty Agreements and/or Joinder Agreements from each of the Guarantors; and (f) other instruments, documents and agreements executed or delivered to Lender in connection with the Loan Agreement.

AGREEMENT

 For valuable consideration received, Borrower and Lender agree to the following:

 1. Definitions. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals) that are not otherwise defined herein have the respective meanings ascribed to them in the Loan Agreement. The following definitions are hereby incorporated into the Loan Agreement.

 2. Acknowledgement of Default; Forbearance.

  2.1. Failure to Maintain Compliance with Fixed Charge Coverage Ratio. The Borrower acknowledges that, as a result of its failure to maintain compliance with the Fixed Charge Coverage Ratio at March 31, 2018, in accordance with the requirements of Section 8.2 of the Loan Agreement, an Event of Default occurred under Section 9.2 of the Loan Agreement (the "Specified Default").

  2.2. Forbearance. Subject to the terms and conditions hereof, the Lender hereby agrees during the Forbearance Period (as hereinafter defined) to forbear from exercising any rights and remedies available to them under the Loan Agreement or otherwise taking action solely as a result of the Specified Default, provided that (i) the Borrower complies with all terms and conditions of the Loan Agreement, this Amendment and the other Loan Documents (including the obligations to make timely payments of principal, interest, fees and other amounts) during the Forbearance Period and (ii) no Default or Event of Default (other than the Specified Default) occurs or exists during the Forbearance Period. As used herein, the "Forbearance Period" shall mean the period commencing on the Effective Date and expiring on October 31, 2018. The Borrower hereby agrees to waive the "Notice and Cure Period" relating to the Specified Default and the Borrower agrees and acknowledges that the Specified Default is no longer an "Initial Default", but rather a matured Event of Default.

  2.3. Covenants During Forbearance Period. During the Forbearance Period, the Borrower agrees not to make any Capital Expenditures, in the aggregate during the Forbearance Period, in excess of $100,000. "Capital Expenditure" means any liability incurred, expenditure made or payment due (whether or not made) for the acquisition of any fixed assets or any improvements, replacements, substitutions or additions thereto with a useful life of more than one year, including the principal portion of capital leases. The term "Capital Expenditure" includes the purchase price for the acquisition of stock or other equity interests of another Person as a method of acquiring any fixed assets or improvements, but does not include any payments made for repairs or maintenance to the extent such payments are expensed.

  2.4. No Waiver. The Borrowers acknowledge and agree that this Amendment does not constitute a waiver of the Specified Default or any other existing Event of Default (whether or not known by any Lender to be existing). The Lender may make Loans to the Borrowers during the Forbearance Period, but the fact that such Loans may be made duringthe Forbearance Agreement shall not in any manner obligate the Lender to continue making Loans or in any manner establish a course of dealing.

 3. Deletion of Fixed Charge Coverage Ratio. The defined terms "Fixed Charge Coverage Ratio", "Fixed Charge Coverage Ratio Determination Date", "Net Cash Flow" and "Total Debt Service" appearing in Section 1 of the Loan Agreement are hereby deleted from the Loan Agreement. Section 8.2 of the Loan Agreement is hereby deleted from the Loan Agreement.

 4. Revolving Line Commitment – No Longer a Commitment. The Commitment (which is no longer a "Commitment", but rather a discretionary "guidance line"), is hereby reduced from $5,000,000 to $3,000,000 and the maturity date of the Line Facility is hereby amended to be October 31, 2018. Therefore, Section 1.72 (Termination Date) of the Loan Agreement is hereby amended to replace the date "March 29, 2019" to now read "October 31, 2018"; and the Borrower shall execute and deliver to Lender a $3,000,000.00 Promissory Note ("Renewal Line Note"), in form and content satisfactory to Lender, which evidences an extension, renewal and modification, but not a novation or payment, of the Existing Line Note. The defined term "Commitment" appearing in Section 1 of the Loan Agreement is hereby deleted from the Loan Agreement and the clause reading "or the Lender shall have any Commitment under this Agreement" appearing in the first sentence of Section 8 of the Loan Agreement is hereby deleted from the Loan Agreement. The Lender no longer has any obligation to lend or make advances under Section 2.3 of the Loan Agreement or under the Line Facility or the Renewal Line Note. The Borrower may submit requests for advances under the Renewal Line Note; provided, however, the Lender may use its sole discretion as to whether to fund the requested advance and is under no obligation to do so. Telephonic requests for advances under the Renewal Line Note are no longer permitted and all such requests must be made in writing on the form attached hereto as Exhibit A. Additionally, no Letters of Credit will be issued under the Loan Agreement and as such, Section 2.8 of the Loan Agreement is hereby deleted from the Loan Agreement.

 5. Borrowing Base Certificates. The second sentence of Section 2.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follow:

      The Borrower shall deliver a Borrowing Base Certificate to the Lender twice each calendar month: once on the 15th calendar day of each month (calculating the Borrowing Base as of the 1st calendar day of such month) and again on the last calendar day of each month (calculating the Borrowing Base as of the 15th calendar day of such month).

 6. Maturity of $2,760,000.00 Term Facility and $4,000,000 Term Facility. In order to amend the maturity date of the $2,760,000.00 Term Note from November 30, 2021 to October 31, 2018, and in order to amend the maturity date of the $4,000,000.00 Term Note from October 14, 2019 to October 31, 2018, the Borrower shall execute and deliver to Lender a $2,760,000.00 Promissory Note ("Renewal $2,760,000.00 Term Note") and a $4,000,000.00 Promissory Note ("Renewal $4,000,000.00 Term Note"), each in form and content satisfactory to Lender, which evidence a modification, but not a novation or payment, of the $2,760,000.00 Term Note and $4,000,000.00 Term Note, respectively.

 7. Subsidiaries. Borrower represents to Lender that the entities on the Ratification of Collateral Documents and Ratification of Guaranty attached hereto are the only Subsidiaries of the Borrower as of the Effective Date.

 8. Conditions. The effectiveness of this Amendment is subject to satisfaction of the following.

  8.1. Loan Documents. Borrower shall execute and/or deliver the following:

   8.1.1. This fully executed Amendment and all Ratifications attached hereto;

   8.1.2. The fully executed Renewal Line Note, Renewal $2,760,000.00 Term Note and Renewal $4,000,000.00 Term Note;

   8.1.3. A fully executed Third Amendment to Mortgage in form satisfactory to the Lender in its sole discretion; and

   8.1.4. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

  8.2. Amendment/Forbearance Fee. The Borrower shall have paid to the Lender an Amendment/Forbearance Fee of $10,000, which shall be fully earned when paid and nonrefundable.

  8.3. No Default. No Event of Default (other than the Specified Default) shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or the documents executed pursuant hereto.

  8.4. Legal Matters. All legal matters required by Lender and Lender’s legal counsel to be satisfied by the Borrower and any other Loan Party and the transactions contemplated hereby shall have been satisfied satisfactory to the Lender and its legal counsel.

  8.5. Ratification of Borrower. Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and other Loan Documents to which it is a party remains true, correct and accurate as of the Effective Date, and are hereby restated. Borrower further agrees and represents to Lender that the facts set forth in the Recitals are true and correct.

  8.6. Ratification of Guarantor. Each Guarantor, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, its Guaranty as to all Obligations of the Borrower, including without limitation the Renewal Line Note, Renewal $2,760,000.00 Term Note and Renewal $4,000,000.00 Term Note, (iii) confirms that, after giving effect to the amendments provided for herein, its Guaranty remains in full force and effect, (iv) represents that each representation and warranty set forth in its Guaranty remains true, correct and accurate as of the Effective Date, and are hereby restated, and (v) acknowledges and agrees that nothing in this Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.

  8.7. Ratification of Collateral Documents. Each of the Borrower and other Loan Parties to any instruments, documents, agreements, assignments, security agreements or similar security instruments (separately and collectively, the "Collateral Documents") executed under and pursuant to the Loan Agreement to secure payment of the Obligations of Borrower to Lender, by execution of the ratification following the signature page hereof, hereby (i) agrees to this Amendment, (ii) ratifies, affirms and restates each Collateral Document to which it is a party and agrees that the Collateral Documents are, and shall remain at all times during the term of the Loan, first and valid liens and security interests, (iii) confirms that, after giving effect to the amendments provided for herein, the Collateral Documents remain in full force and effect, (iv) represents that each representation and warranty set forth in the Collateral Documents remains true and correct as of the Effective Date, and are hereby restated as of the Effective Date, and (v) ratifies and confirms that all Exhibits and Schedules attached to the Loan Agreement and other Loan Documents remain true, correct and accurate as of the Effective Date, and are hereby restated.

 9. REPRESENTATIONS AND WARRANTIES.

  9.1. Additional Representations and Warranties. The Borrower further represents and warrants to the Lender that:

   9.1.1. Borrower and each other Loan Party to any Loan Document has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under this Amendment, the Loan Agreement (as amended by this Amendment), and the other Loan Documents set forth under Section 8.1 (separately and collectively, the "Amendment Documents").

   9.1.2. The Amendment Documents are valid and legally binding obligations of Borrower and other Loan Parties, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

   9.1.3. The execution, delivery and performance of the Amendment Documents by Borrower and other Loan Parties do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of Borrower or any Loan Party, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which Borrower or any Loan Party is subject or by which the assets and property of the Borrower or any Loan Party is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by the Borrower or any Loan Party pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which Borrower or any Loan Party is a party, other than liens in favor of the Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of the Lender or the Borrower’s or any Loan Party’s ability to perform its obligations under the Loan Agreement and related Loan Documents.

 10. MISCELLANEOUS.

  10.1. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

  10.2. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

  10.3. Governing Law. This Amendment, the Loan Agreement, and all other Loan Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles. Borrower hereby consents to the jurisdiction of any state or federal court located within the County of Tulsa, State of Oklahoma and irrevocably agrees that, subject to Lender’s election, all actions or proceedings arising out of or relating to the foregoing described documents and matters shall be litigated in such courts. Borrower expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non conveniens. Borrower hereby waives personal service of any and all process and agrees that all such service of process may be made upon Borrower by certified or registered mail, return receipt requested, addressed to Borrower at the address set forth in the Loan Agreement and service so made shall be complete ten (10) days after the same has been posted.

  10.4. Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Conner & Winters, LLP, legal counsel to the Lender, incurred by Lender in connection herewith.

  10.5. Release of Lender. In consideration of the amendments contained herein, the Loan Parties hereby waive and release the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof. Each Loan Party acknowledges that it has consulted by legal counsel of its choice and that each Loan Party has voluntarily and without coercion or duress of any kind entered into this Amendment.

  10.6. No Waiver. Borrower expressly acknowledges and agrees that the execution of this Amendment shall not constitute a waiver, and shall not preclude the exercise, of any right, power or remedy granted to Lender in any Loan Document, or as provided by applicable law. No previous amendment, modification, extension or compromise entered into with respect to any obligations of Borrower to Lender shall constitute a course of dealing or be inferred or construed as constituting an expressed or implied understanding to enter into any future modification, extension, waiver or compromise. No delay on the part of Lender in exercising any right, power, or remedy shall operate as a waiver thereof, or otherwise prejudice Lender’s rights, powers, or remedies.

  10.7. Entire Agreement. This Amendment reflects the entire understanding of the Borrower and other Loan Parties as to the matters set forth herein.

  10.8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

  10.9. USA Patriot Act Notification. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act of 2001, 31 U.S.C. Section 5318, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance therewith.

  10.10. Late Fees. To the extent any payment due under any Loan Document is not paid within 10 calendar days of the due date therefore, and, to the extent that the following described fee is deemed to constitute interest, subject to any usury savings clause in the Loan Documents and to the extent permitted by law, in addition to any interest or other fees and charges due under the applicable Loan Document, Borrower shall pay Lender a late fee equal to 5% of the amount of the payment that was required to have been made. Borrower agrees that the charges set forth herein are reasonable compensation to Lender for the acceptance and handling of such late payments.

  10.11. Waiver of Jury Trial. Each of Borrower and Lender hereby irrevocably waives any and all right to trial by jury in any legal actions or proceeding arising out of or relating to the Loan Documents or the transactions contemplated thereby and agrees that any such action or proceeding shall be tried before a court and not before a jury. Each of Borrower and Lender acknowledges that this waiver is a material inducement to enter into a business relationship, and that each has relied on the waiver in entering into this Amendment and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings. Each of Borrower and Lender warrants and represents that each has had the opportunity of reviewing this jury waiver with legal counsel, and that each knowingly and voluntarily waives its jury trial rights.

  10.12. Flood Insurance. Borrower must provide evidence that flood insurance is not required of Lender; provided, that if the Mortgaged Property is located in a special flood hazard area, a notification thereof shall be provided to and acknowledged by the mortgagor, and adequate proof of flood insurance (either a declaration page or an application for flood insurance accompanied by proof of payment) must be delivered to Lender, equal to the lesser of (i) the outstanding principal balance of the Loan, (ii) the maximum amount available under the NFIP for the particular type of improvement, or (iii) the full insurable value of the improvement.

Signature pages follow

“Borrower”

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By:    /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

“Lender”

BOKF, NA dba Bank of Oklahoma

By:    /s/ Timberly Harding
Timberly Harding,
Vice President

Signature page to Amendment Ten to Revolving Credit and Term Loan Agreement

RATIFICATION OF GUARANTY

As inducement for the Lender to enter into the Amendment Ten to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective May 31, 2018, to which this Ratification is affixed, the undersigned Guarantors each hereby agrees to the Amendment, including Section 8.6 thereof. This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

Signature page to Ratification of Guaranty to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By:  /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By:   ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By:       /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By:   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By:   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

Signature page to Ratification of Guaranty to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By:   /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary

ADDVANTAGE TRITON, LLC,
an Oklahoma limited liability company

By:   /s/ David L. Humphrey
David L. Humphrey, President

Signature page to Ratification of Guaranty to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement

RATIFICATION OF COLLATERAL DOCUMENTS

As inducement for the Lender to enter into the Amendment Nine to Amended and Restated Revolving Credit and Term Loan Agreement (“Amendment”) dated effective May 31, 2018, to which this Ratification is affixed, the undersigned hereby agrees to the Amendment, including Section 8.7 thereof.  This Ratification may be executed in multiple counterparts.

ADDVANTAGE TECHNOLOGIES GROUP, INC.,
an Oklahoma corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

ADDVANTAGE TECHNOLOGIES GROUP OF MISSOURI, INC.,
a Missouri corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF NEBRASKA, INC.,
a Nebraska corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

ADDVANTAGE TECHNOLOGIES GROUP OF TEXAS, INC.,
a Texas corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

Signature page to Ratification of Collateral Documents to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement

NCS INDUSTRIES, INC.,
a Pennsylvania corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT, LLC, an Oklahoma limited liability company, by conversion of Tulsat Corporation

By:   /s/ Scott A. Francis
Scott A. Francis, Secretary/Treasurer

TULSAT-ATLANTA, L.L.C.,
an Oklahoma limited liability company

By:   ADDvantage Technologies Group, Inc.,
an Oklahoma corporation,
Its sole member and manager

By        /s/ Scott A. Francis
Scott A. Francis, Vice President, Chief Financial Officer and Chief Accounting Officer

NAVE COMMUNICATIONS COMPANY,
a Maryland company

By:   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

Signature page to Ratification of Collateral Documents to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement

ADDVANTAGE ACQUISITION CORPORATION,
an Oklahoma corporation

By:   /s/ Scott A. Francis
Scott A. Francis, CFO/Secretary/Treasurer

TULSAT-ARIZONA, LLC, an Oklahoma limited liability company

By:   /s/ Scott A. Francis
Scott A. Francis, Chief Financial Officer,
Treasurer and Secretary

ADDVANTAGE TRITON, LLC,
an Oklahoma limited liability company

By:   /s/ David L. Humphrey
David L. Humphrey, President

Signature page to Ratification of Collateral Documents to Amendment Ten
to Amended and Restated Revolving Credit and Term Loan Agreement